EXHIBIT 10
                                NSC CORPORATION

                               SECOND AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                       AND AMENDMENT TO SECURITY DOCUMENTS


THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT and AMENDMENT TO SECURITY DOCUMENTS (this "Second Amendment") is made and entered into as of the 1st day of May, 1996, by and among NSC CORPORATION, a Delaware corporation (the
"Parent"), its Subsidiaries listed on the signature pages hereto (the "Subsidiaries," the Parent and such Subsidiaries collectively referred to herein as the "Borrowers" and individually as a "Borrower"), each of which Borrowers having its principal place of business at 49 Danton Drive, Methuen, Massachusetts 01844, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, FLEET NATIONAL BANK ("Fleet"), a national banking association formerly known as Fleet Bank of Massachusetts, N.A. with its principal place of business at One Federal Street, Boston, Massachusetts 02111 (the "Banks"), and FNBB, as Agent for the Banks.

WHEREAS, the Borrower and the Banks entered into a Revolving Credit Agreement dated as of May 4, 1993 and amended as of December 2, 1993 (the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Banks, the Borrowers, and the Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.       AMENDMENT TO THE CREDIT AGREEMENT

A. Amendment to Schedule 1 of the Credit Agreement. Schedule 1 to the Credit Agreement is hereby amended (a) to add Olshan Demolishing Management, Inc. ("Olshan"), NSC Specialty Coatings, Inc. ("Coatings"), and NSC Energy Services, Inc. ("Energy"), each as a Subsidiary of the Parent and as a Borrower, and (b) to delete National Surface Cleaning Management, Inc. as a Subsidiary of the Parent and as a Borrower. An amended and restated Schedule 1 is attached to this Second Amendment. The Borrowers represent and warrant that the entities listed on Schedule 1 hereto are all of the Subsidiaries of the Parent, and that each such Subsidiary is a Borrower.

B.       Amendment to ss.1.1 of the Credit Agreement.

(i) The following definitions in ss.1.1 of the Credit Agreement are hereby deleted in their entirety and the following substituted in place thereof:

     "Balance Sheet Date.  December 31, 1995."

     "Consolidated Current Assets. All assets of the Borrowers on a consolidated basis that, in accordance with GAAP, are properly classified as current assets."

     "Consolidated Current Liabilities. All liabilities of the Borrowers on a consolidated basis maturing on demand or within one (1) year from the date as of which Consolidated Current Liabilities are to be determined, and such other liabilities as may properly be classified as current liabilities in accordance with GAAP, together with the outstanding principal amount of the Loans whether or not so classified accordance with GAAP.

     "Consolidated Earnings Before Interest, Taxes, and Amortization or EBITA. For any period, the Consolidated Net Income of the Borrowers, determined in accordance with GAAP, plus (a) interest expense, (b) income tax expense, and (c) amortization expense for such period."

     "Notes. The Revolving Credit Notes, as the same may be amended, restated, modified, or supplemented from time to time."
                                    11 of 22

     "Pricing Ratio. The ratio of (a) Consolidated Total Liabilities plus the Maximum Drawing Amount of all outstanding Letters of Credit to (b) Consolidated Tangible Net Worth."

     "Total Commitment. $25,000,000, as such amount may be reduced pursuant to ss.ss.2.1 or 2.2 hereof."

     (ii) The following definitions are hereby added to ss.1.1 of the Credit Agreement:

     "Accounts Receivable. All rights of the Borrowers to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrowers to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with GAAP."

          "Acquisition Loans.  Revolving Credit Loans, the proceeds of which are
          used  for  acquisitions   permitted  by  ss.8.4  hereof  or  otherwise
          permitted by the Banks in writing."

     "Applicable L/C Fee. The applicable rate per annum of fees for Letters of Credit, as set forth in the following table:

- - -------------------------------   ---------------- ---------------------------
                                Applicable L/C Fee      Applicable L/C Fee
                                  for Performance         for all other
Pricing Ratio                    Letters of Credit      Letters of Credit
- - -------------------------------   ---------------- ---------------------------
- - -------------------------------   ---------------- ---------------------------
Less than 2.00:1                        0.75%                 1.50%
- - -------------------------------   ---------------- ---------------------------
- - -------------------------------   ---------------- ---------------------------
greater than or equal to 2.00:1         0.875%                1.75%
but less than 2.50:1
- - -------------------------------   ---------------- ---------------------------
- - -------------------------------   ---------------- ---------------------------
greater than or equal to 2.50:1         1.00%                 2.00%
but less than 3.00:1
- - -------------------------------   ---------------- ---------------------------
- - -------------------------------   ---------------- ---------------------------
greater than or equal to 3.00:1         1.125%                2.25%
- - -------------------------------   ---------------- ---------------------------
     The effective date of a change in the Applicable L/C Fee shall be the first day after receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and
     in  the   Applicable   L/C  Fee  in   accordance   with  the  above  table.
     Notwithstanding the foregoing, until receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof for the fiscal quarter ended March 31, 1996, the Applicable L/C Fee shall be 0.75% per annum for all Performance Letters of Credit and 1.50% per annum for all other Letters of Credit. If at any time the financial statements required to be delivered pursuant to ss.7.4(a) or (b) hereof are not delivered within the time periods specified in such subsections, the Applicable L/C Fee shall be 1.125% with respect to any Performance Letter of Credit and 2.25% with respect to any other Letter of Credit, subject to adjustment upon actual receipt of such financial statements."

     "Applicable Margin. The applicable interest rate margin per annum set forth in the following table:
- - ---------------------------   -----------------     --------------------------
Pricing                          Applicable                    Applicable
Ratio                         Base Rate Margin             Eurodollar Margin
- - ---------------------------   -----------------     --------------------------
less than 2.00:1                     0%                          1.50%
- - ---------------------------   -----------------     --------------------------
greater than or equal to
2.00:1, but less than 2.50:1         0.125%                      1.75%
- - ---------------------------   -----------------     --------------------------
greater than or equal to
2.50:1, but less than 3.00:1         0.25%                       2.00%
- - ---------------------------   -----------------     --------------------------
                                    12 of 22

- - ---------------------------   -----------------     --------------------------
greater than or equal to             0.375%                      2.25%
3.00:1
- - ---------------------------   -----------------     --------------------------
     Any change in the Applicable Margin shall become effective (a) with respect to Eurodollar Loans, on the first day of each Interest Period which begins three (3) or more days after receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Margin in accordance with the above table, and (b) with respect to Base Rate Loans, on the first Business Day after receipt by the Banks of such financial statements. Notwithstanding the foregoing, until receipt by the Lenders of financial statements delivered pursuant to ss.7.4(a) or (b) hereof for the fiscal quarter ended March 31, 1996, the Applicable Margin shall be 0% with respect to Base Rate Loans and 1.50% with respect to Eurodollar Loans. If at any time the financial statements required to be delivered pursuant to ss.7.4(a) or (b) hereof are not delivered within the time periods specified in such subsections, the Applicable Margin shall be 0.375% with respect to any Base Rate Loans outstanding after the date on which such financial statements were required to be delivered and 2.25% with respect to any Eurodollar Loan requested on or after the date on which such financial statements were required to be delivered but before the time of actual receipt of such financial statements."

         "Consolidated Total Debt Service. For any period, Consolidated Total Interest Expense plus (a) scheduled payments on capitalized leases (to the extent not already included in the calculation of Consolidated Total Interest Expense or in the scheduled principal payments described in clause (b) of this definition), and (b) scheduled principal payments with respect to Indebtedness for borrowed money due and payable during such period (excluding (i) the $5,850,000 prepayment made on March 31, 1996 with respect to the March 31, 1996 and June 5, 1996 scheduled repayments of principal of the Non-Working Capital Loan, and (ii) scheduled repayments of principal with respect to the Non-Working Capital Loan made on June 30, 1995, October 2, 1995, and January 2, 1996 each in the amount of $650,000), and (c) pro-forma five-year equal amortization of the outstanding principal amount of the Acquisition Loans, all as determined in accordance with GAAP".

         "Consolidated Earnings Before Interest, Taxes, Depreciation, and Amortization, or EBITDA. For any period, the Consolidated Net Income (or Deficit) of the Borrowers determined in accordance with GAAP, plus (a) interest expense, (b) income tax expense, (c) depreciation, and (d) amortization, all as determined in accordance with GAAP."

          "Consolidated Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities."

         "Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments, or commissions payable to third parties that are adjustments to such Accounts Receivable) (i) that the Borrowers reasonably and in good faith determine to be collectible; (ii) that are with account debtors that (A) are not Borrowers, (B) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (C) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (D) are, in the Majority Banks' reasonable judgment, creditworthy; (iii) that are billable under the terms of the relevant contract; (iv) that are not subject to any pledge, restriction, security interest or other lien or encumbrance, other than those created by the Loan Documents or security interests in favor of the providers of performance bonds securing the performance of services by the Borrowers, provided that the relevant Borrower shall not have defaulted in the performance of such services and that the bond provider has not otherwise been called upon to perform such services; (v) in which the Agent has a valid and perfected first priority security interest; (vi) that have been billed and are not outstanding for more than sixty (60) days past the earlier to occur of (A) the date of the respective invoices therefor and (B) the date on which such receivable could have been billed under the terms of the applicable contract; (vii) that are not due from an account debtor located in Minnesota or New Jersey unless the appropriate Borrower (A) has received a certificate of authority to do business and is in good standing in such state or (B) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (viii) that are payable in Dollars; (ix) that are not payable from
                                    13 of 22
an office outside of the United States or Canada; and (x) that are not secured by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit."
         "Performance Letter of Credit. A Letter of Credit where the event which entitles the beneficiary to draw thereunder is performance-related, such as a letter of credit posted as a bid bond, and not a letter of credit where the event which entitles the beneficiary to draw thereunder is the failure to pay money, such as a letter of credit backing industrial revenue bonds or workers' compensation obligations."

         "Revolver Maturity Date.  April 30, 1999."

          C. Amendment to ss.2.1 of the Credit Agreement. Section 2.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:
                  "ss.2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrowers, and the Borrowers may borrow, repay, and reborrow from time to time between the Closing Date and the Revolver Maturity Date upon notice by the Borrowers to the Agent given in accordance with ss.2.4, its Commitment Percentage of such sums as are requested by the Borrowers (each such advance hereinafter referred to as a "Revolving Credit Loan," or, if more than one, the "Revolving Credit Loans") up to a maximum aggregate amount by the Banks (after giving effect to all amounts requested) at any one time outstanding not to exceed the Total Commitment minus the Maximum Drawing Amount of the Letters of Credit outstanding at such time, provided that (a) the sum of the outstanding amounts (after giving effect to all amounts requested) of all Working Capital Loans shall not at any time exceed the lesser of (i) $10,000,000, or (ii) seventy percent (70%) of the Eligible Accounts Receivable, and provided further that (b) the sum of the outstanding amounts (after giving effect to all amounts requested) of all Acquisition Loans shall not at any time exceed $10,000,000. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.10 and ss.11, as the case may be, have been satisfied on the date of such request. Any unpaid Reimbursement Obligation under the Letters of Credit shall for all purposes be a Revolving Credit Loan hereunder."

          D. Amendment to ss.2.4 of the Credit Agreement. Section 2.4 of the Credit Agreement is hereby amended to add the phrase, "and the calculation of Eligible Accounts Receivable from the most recent borrowing base report delivered pursuant to the terms of ss.7.4(h) hereof" at the end of the second sentence thereof.

          E. Amendment to ss.2.5 of the Credit Agreement. Section 2.5 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

         "ss.2.5  Funds for Revolving Credit Loans.
                  (a) Subject to the terms and conditions hereof, not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loan. Upon receipt from each Bank of such amount, and upon receipt of the documents required by ss.10 or ss.11, as the case may be, and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Bank from its several obligations hereunder to make available to the Agent the amount of such Bank's Commitment Percentage of any requested Revolving Credit Loan.

                  (b) The Agent may (unless earlier notified to the contrary by any Bank by 1:00 p.m. (Boston time) on any Drawdown Date) assume that each Bank has made available (or will before the end of such Business Day make available) to the Agent the amount of such Bank's Commitment Percentage with respect to the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Bank makes such amount available to the Agent on a date after such Drawdown Date, such Bank shall pay the Agent
                                    14 of 22
         on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average annual interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period multiplied by (ii) the amount equal to such Bank's Commitment
         Percentage of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to but not including the date on which the amount equal to such Bank's Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Agent and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If such amount is not in fact made available to the Agent by such Bank within three (3) Business Days of such Drawdown Date, the Agent shall be entitled to debit the Borrowers' accounts to recover such amount from the Borrowers, with interest thereon at the rate per annum applicable to any Revolving Credit Loan made on such Drawdown Date."

          F. Amendment to Exhibit C of the Credit Agreement An amended and restated Exhibit C is attached to this Second Amendment.

          G. Amendment to ss.2.7 of the Credit Agreement.

                  (a) Section 2.7(a) of the Credit Agreement is hereby amended to delete the phrase, "subject to Settlement among the Banks in accordance with ss.2.5(b) hereof" from such subsection.

                  (b) Section 2.7(b) of the Credit Agreement is hereby amended to add the phrase ", or (iii) the outstanding amount of the Acquisition Loans exceeds the amount set forth in ss.2.1 hereof," immediately before the phrase "whether by reduction of the Total Commitment or otherwise" appearing in the sixth line thereof. Section 2.7(b) of the Credit Agreement is hereby further amended to delete the phrase ", subject to Settlement among the Banks in accordance with ss.2.5(b) hereof" appearing in the ninth and tenth lines thereof.

          H. Amendment to ss.4.1(a) of the Credit Agreement. Section 4.1(a) of the Credit Agreement is hereby amended to insert the phrase "the lesser of (x) $12,000,000 or (y)" immediately following the phrase "provided, however, that the Maximum Drawing Amount of all Letters of Credit shall not exceed" appearing in the fourteenth through sixteenth lines thereof.

          I. Amendment to ss.5.1 of the Credit Agreement. Section 5.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:
                  "ss.5.1. Interest on Loans. The outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to (a) with respect to Base Rate Loans, the Base Rate plus the Applicable Margin, or, (b) at the Borrowers' option as provided in ss.2.4 hereof, at the Eurodollar Rate plus the Applicable Margin. Interest with respect to the Loans shall be payable (i) monthly in arrears on the first Business Day of each month on Base Rate Loans,
         (ii) on the last day of the applicable Interest Period, and if such Interest Period is longer than one (1) month, also on the day of each month following the beginning of such Interest Period which corresponds to the day on which such Interest Period began on Eurodollar Loans,
         (iii) on any prepayment date with respect to accrued interest on amounts prepaid, and (iv) on the Revolver Maturity Date and on any date on which any amounts owing under any of the Loan Documents are declared immediately due and payable for all Loans."

          J. Amendment to ss.5.3(b) of the Credit Agreement. Section 5.3(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                  Agent in advance on the date of issuance of the applicable Letter of Credit, the Agent's customary issuance fee, and (b) pay a fee (the "Letter of Credit Fee") to the Agent equal to the Applicable L/C Fee. Such Letter of Credit Fee is for the accounts of the Banks in accordance with their respective Commitment Percentages and shall be payable quarterly in advance on the first Business Day of each calendar quarter, and on the Revolver Maturity Date."

          K. Amendment to ss.6.5 of the Credit Agreement. The second sentence of ss.6.5 of the Credit Agreement is hereby amended to add the phrase, "other than Distributions permitted by ss.8.6 hereof" at the end of such sentence.
                                    15 of 22

          L. Amendment to ss.6.21 of the Credit Agreement.
                  (a) Section 6.21 of the Credit Agreement is hereby amended to add the phrase, "and other accounts the funds held in which at any time do not exceed an aggregate of $10,000" immediately following the phrase "Other than the accounts maintained at the Agent's Head Office subject to the Lockbox Agreement (the "Depository Accounts")" in the first sentence thereof.

               (b) An amended and restated Schedule 6.21 is attached to this Second Amendment.

          M. Amendment to ss.7.4 of the Credit Agreement. Section 7.4 of the Credit Agreement is hereby amended to add subsection 7.4(h) thereto, immediately following subsection 7.4(g) thereof, which subsection 7.4(h) reads as follows:
                  "(h) within twenty (20) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a borrowing base report setting forth the calculation of Eligible Accounts Receivable as at the end of such calendar month or other date so requested by the Agent."

          N. Amendment to ss.7.7 of the Credit Agreement. Section 7.7 of the Credit Agreement is hereby amended to delete the second and third sentences thereof.

          O. Amendment to ss.7.18 of the Credit Agreement.
                  (a) Section 7.18 of the Credit Agreement is hereby amended to add the phrase, ", and (c) the Acquisition Loans shall be used solely for acquisitions permitted by ss.8.4 hereof or as otherwise permitted by the Banks in writing" at the end of the first sentence of such section.
                  (b) The second sentence of ss.7.18 of the Credit Agreement is hereby deleted and the following substituted in place thereof: "No proceeds of the Loans shall be used in any way that will violate Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System."

          P. Amendment to ss.8.1 of the Credit Agreement.
                    (i) An amended and restated  Schedule  8.1(c) is attached to this Second Amendment.

                    (ii) Section 8.1(h) of the Credit Agreement is hereby amended to delete the phrase "or, with respect to Indebtedness of the Parent, an acquisition permitted under ss.8.4 hereof."

                    (iii) Section 8.1(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:
                    "(i) Subject to the  limitations  set forth in ss.8.4(g) and
               (h) hereof, Indebtedness of any Borrower incurred in connection with the acquisition of all of the stock of, or all or substantially all of the assets of, any Person pursuant to ss.8.4 hereof."

          Q. Amendment to Schedule 8.2(g) of the Credit Agreement. An amended and restated Schedule 8.2(g) is attached to this Second Amendment.

          R. Amendment to ss.8.4 of the Credit Agreement.
                  (a) Section 8.4(c) of the Credit Agreement is hereby amended to delete the phrase, "related businesses" and to substitute the phrase "specialty contracting businesses similar to those businesses conducted by the Borrowers on or before April 30, 1996."

                  (b) Section 8.4 of the Credit Agreement is hereby further amended to add subsections (g) and (h) thereto, immediately following subsection (f) thereof, which subsections (g) and in respect of capitalized leases (h) read as follows: "; (g) the aggregate cash consideration to be paid in connection with any one such transaction (including the amount of all Indebtedness for borrowed money and in respect of capitalized leases assumed in connection therewith) does not exceed $2,500,000 and; the aggregate amount of all other liabilities (contingent and otherwise) assumed in connection with such transaction arising out of the application of any Environmental Laws or in respect of any Hazardous Substances does not exceed $250,000; and (h) the aggregate cash consideration to be paid in connection with all such
                                    16 of 22
         transactions (including the amount of all Indebtedness for borrowed money and in respect of capitalized leases assumed in connection therewith) does not exceed $10,000,000."

          S. Amendment to ss.8.6 of the Credit Agreement. Section 8.6 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                  "ss.8.6 Restricted Distributions and Redemptions. None of the Borrowers will declare or pay any Distributions other than (a) Distributions payable solely in common stock of the Borrowers, (b)
         Distributions by the Subsidiaries to the Parent, and (c) annual Distributions by the Parent to its shareholders, provided that after giving effect to such Distribution described in clause (c), the ratio of (i) EBITDA for the four fiscal quarters ending immediately prior to such Distribution less Capital Expenditures, income tax expense, and Distributions for such four fiscal quarters to (ii) Consolidated Total Debt Service for such four fiscal quarters shall not be less than 1.10:1, and provided further that no Default of Event of Default shall exist or be created by the making of any Distribution pursuant to this ss.8.6. In addition, the Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of capital stock of the Borrowers in aggregate amount in excess of $500,000 in any year. The Borrowers shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Borrowers' capital stock.

          T. Amendment to ss.9.1 of the Credit Agreement. Section 9.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                  ss.9.1. Debt Service Coverage Ratio. As at the end of any fiscal quarter commencing with the fiscal quarter ending March 31, 1996, the ratio of (a) EBITDA for the four fiscal quarters ending on such date less Capital Expenditures and income tax expenses for such period to (b) Consolidated Total Debt Service for such period shall not be less than 1.50:1"

          U. Amendment to ss.9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                  "ss.9.2. Leverage Ratio. As at the end of any fiscal quarter commencing with the fiscal quarter ending March 31, 1996, the ratio of
         (a) Consolidated Total Liabilities plus the Maximum Drawing Amount of all outstanding Letters of Credit to (b) Consolidated Tangible Net Worth on that date shall not exceed the stated ratio for the respective periods set forth below:
                                           Period                      Ratio
                                   3/31/96 Through 4/30/97             3.50:1
                                   5/01/97 Through 4/30/98             3.25:1
                                         Thereafter                    2.75:1

          V. Addition of ss.ss.9.5 and 9.6 to the Credit Agreement. Sections 9.5 and 9.6 are hereby added to the Credit Agreement immediately following ss.9.4, which ss.ss.9.5 and 9.6 read as follows:

                  "ss.9.5. Consolidated Working Capital. As at the end of any fiscal quarter, commencing with the fiscal quarter ending March 31, 1996, Consolidated Working Capital shall not be less than $10,000,000."

                  ss.9.6. Consolidated Net Worth. As at the end of any fiscal quarter commencing with the fiscal quarter ending March 31, 1996, Consolidated Net Worth shall not be less than $55,500,000."

          W. Amendment to Exhibit D to the Credit Agreement. An amended and restated Exhibit D is attached to this Second Amendment.

          X. Amendment to ss.13.1(m) of the Credit Agreement. Section 13.1(m) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                  "(m) if OHM Corporation ("OHM") or WMX Technologies, Inc. ("WMX") or any of their Subsidiaries sells, dilutes, or otherwise reduces its voting control interest in the Parent in such a manner as to cause (i) the aggregate voting control interest (on a direct or indirect basis) of OHM and WMX in the Parent to be less than fifty-one percent (51%), or (ii) the voting control interest (either direct or indirect) of WMX in the Parent to be less than twenty percent (20%);"
                                    17 of 22

         Y. References to Maturity Date. The term "Maturity Date" is hereby deleted in ss.ss.2.6, 4.1(a), 4.2(b), 5.2(c), and 5.3(a), and the term "Revolver Maturity Date" substituted in place thereof, and any and all other references to the term "Maturity Date" appearing in the Loan Documents shall be deemed to be references to the "Revolver Maturity Date."

II.      AMENDMENT TO SECURITY DOCUMENTS
         A. Amendment to Security and Pledge Agreement. By executing this Second Amendment where indicated below, each of Olshan, Coatings, and Energy (i) hereby grants to the Agent for the benefit of the Banks, to secure the payment and performance of the Obligations, all of such Borrower's right title and interest in all Collateral (as defined in the Security and Pledge Agreement), and (ii) agrees to be bound by the terms and conditions of the Security and Pledge Agreement as if it were an original party thereto.

III.     PROVISIONS RELATING TO THIS SECOND AMENDMENT

          A. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

          B. Ratification, etc.
         Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall refer to the Credit Agreement as amended by this Second Amendment.
          C. GOVERNING LAW.
         THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         D. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

         E.       Effectiveness.

         This Second Amendment shall become effective upon the satisfaction of each of the following conditions:

          (i) This Second Amendment shall have been executed and delivered by the respective parties hereto;

          (ii) Each of the Banks shall have received an executed original amendment and restatement of such Bank's Revolving Credit Note;

          (iii)  The  Agent  shall  have  received  the   certified   directors'
          resolutions of each of the Borrowers satisfactory to the Agent authorizing the execution and delivery of the amended and restated Notes and this Second Amendment, and otherwise authorizing this Second Amendment and all related documents;

          (iv) The Banks shall have received opinions of counsel to the Borrowers as to the due authorization and enforceability of this Second Amendment, the amended and restated Notes to be issued to the Banks pursuant to ss.III.E(ii) hereof, and all other matters as the Banks may reasonably request;

          (v) The Agent shall have received a certificate of the Secretary or Assistant Secretary of each of the Borrowers regarding the charter documents of such Borrower;

          (vi) The Agent shall have received the Stock certificate(s) for all of the issued and outstanding shares of Olshan, Coatings, and Energy together with stock powers endorsed in blank;

          (vii) The Agent shall have received a certificate of insurance from an independent insurance broker dated as of the date hereof, or within 15 days prior thereof, identifying insurers, types of insurance, insurance limits, and policy terms and otherwise describing any insurance obtained by the Borrowers in accordance with the provisions of the Security Documents and identifying the Agent as loss payee;
                                    18 of 22

          (viii) The Banks shall have received from the Borrowers an amended and restated Schedule 8.1(c) and an amended and restated Schedule 8.2(g), which schedules shall be in form and substance satisfactory to the Banks;

          (ix) The Agent shall have received from the Borrowers a calculation of the Eligible Accounts Receivable as of the date hereof, in form and substance satisfactory to the Agent; and

          (x) The Agent shall have received an amendment fee of $100,000 to be shared pro rata among the Banks in accordance with their respective Commitment Percentages.

         F. Post-Closing Undertakings. The Borrowers agree to deliver to the Agent on or before May 31, 1996 of the results of UCC searches satisfactory to the Agent evidencing no liens against the assets of Olshan, Coatings, and Energy other than Permitted Liens, and (ii) evidence (including the provision of Perfection Certificates) of UCC financing statements having been filed in all appropriate filing offices listing Olshan, Coatings, and Energy, as appropriate, as the debtor and the Agent as secured party, and agree that the failure to deliver the items required by the paragraph in a timely manner shall constitute an Event of Default.

         G. Entire Agreement. THE CREDIT AGREEMENT AND THE SECURITY DOCUMENTS AS AMENDED BY THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment under seal as of the date first set forth above.

THE BORROWERS:

NSC CORPORATION


By:    J. Drennan Lowell
Title: Vice President



NATIONAL SERVICE CLEANING CORP.


By:    Efstathios A. Kouninis
Title: Vice President

NATIONAL SURFACE CLEANING
  CORP.


By:    Greg Weimers
Title: Vice President

OLSHAN DEMOLISHING
  MANAGEMENT, INC.


By:    Efstathios A. Kouninis
Title: Vice President

NSC SPECIALTY COATINGS, INC.


By:    Efstathios A. Kouninis
Title: Vice President

NSC ENERGY SERVICES, INC.



By:    Efstatios A. Kouninis
Title: Vice President
                                    19 of 22

THE BANKS:

THE FIRST NATIONAL BANK OF
BOSTON, individually and as Agent


By:
Title:

FLEET NATIONAL BANK


By:
Title:
                                    20 of 22